SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure.

Prudential Financial, Inc. (“the Company”) on March 14, 2003, filed with the SEC its Annual Report on Form 10-K for the year ended December 31, 2002, accompanied by the certifications of Arthur F. Ryan and Richard J. Carbone, its Chief Executive Officer and its Chief Financial Officer, respectively, required pursuant to 18 U.S.C. Section 1350, as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Company is furnishing copies of these certifications as Exhibits 99.0 and 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2003

PRUDENTIAL FINANCIAL, INC.

By:	/S/ ANTHONY S. PISZEL
Name: Anthony S. Piszel Title: Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.0	Certification of Chief Executive Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	Certification of Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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